Exhibit 99.2

INVESTOR PRESENTATION LOWELL FARMS INC. (CSE:LOWL; QTCQX: LOWLF) 1

USE OF NON - GAAP MEASURES This document refers to EBITDA because certain investors may use this information to assess the Company’ performance and also determine the Company’s ability to generate cash ﬂow. This data is furnished to provide additional information and is a non - GAAP measure and does not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar data presented by other issuers. It should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP. EBITDA is net income (loss), excluding the effects of income taxes (recovery), net interest expense, depreciation and amortization; and Adjusted EBITDA also includes non - cash fair value adjustments on investments, unrealized foreign currency gains/losses, share - based compensation expense and other transactional and special expenses, such as acquisition costs and expenses related to the markup of acquired finished goods inventory, which are inconsistent in amount and frequency and are not what we consider as typical of our continuing operations. Management believes this measure provides useful information as it is a commonly used measure in the capital markets and as it is a close proxy for repeatable cash generated by operations. We use Adjusted EBITDA internally to understand, manage, make operating decisions related to cash flow generated from operations and evaluate our business. In addition, we use Adjusted EBITDA to help plan and forecast future periods. ON FORWARD - LOOKING STATEMENTS This document includes information, statements, beliefs and opinions which are forward - looking, and which reﬂect current estimates, expectations and projections about future events, referred to herein as “forward - looking statements” or “forward - looking information” . Statements containing the words “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward - looking statements . By their nature, forward - looking statements involve a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward - looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and ﬁnancial effects of the plans and events described herein . In addition, even if the outcome and ﬁnancial effects of the plans and events described herein are consistent with the forward - looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods . Although Lowell Farms has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward - looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended . A description of assumptions used to develop such forward - looking information and a description of risk factors that may cause actual results to differ materially from forward - looking information can be found in the Company’s disclosure documents, such as the Company’s listing statement and management’s discussion and analysis, ﬁled on the SEDAR website at www . sedar . com . Forward - looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date . and the Company’s registration statements on Forms 10 - 12 g and S - 1 , filed on the EDGAR website at www . sec . gov . The Company can give no assurance that these estimates, expectations and projections will prove to have been correct . You should not place undue reliance on forward - looking statements, which are based on the information available as of the date of this document . Forward - looking statements contained in this document are made of the date of this presentation and, except as required by applicable law, the Company assumes no obligation to update or revise them to reﬂect new events or circumstances . Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . In this regard, certain ﬁnancial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company . In particular, historical results should not be taken as a representation that such trends will be replicated in the future . No statement in this document is intended to be nor may be construed as a forecast . O N FUTURE - ORIENTE D FINANCIA L INFORM A TION To the extent any forward - looking information in this Presentation constitutes “ﬁnancial information” or “ﬁnancial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration of the Company’s products and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future - oriented ﬁnancial information and ﬁnancial outlooks . Future - oriented ﬁnancial information and ﬁnancial outlooks, as with forward - looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “On Forward - Looking Statements” . Indus’ actual ﬁnancial position and results of operations may differ materially from management’s current expectations and, as a result, Indus’ revenue and expenses may differ materially from the revenue and expenses proﬁles provided in this Presentation . Such information is presented for illustrative purposes only and may not be an indication of Indus’ actual ﬁnancial position or results of operations . 2

● CSE Listed: Lowell Farms Inc. (CSE: LOWL; OTCQX: LOWLF) ● Formed by combination of Indus Holdings, Inc. and Lowell Herb Co. in February 2021 ● Mission Highlights ○ Focus on California only ○ Leadership through scale and brands ○ Consolidate supply - side capacity ○ Build large - scale cultivation facilities ○ Brand diﬀerentiation ○ Preparing for federal legalization 7/31/2021 ($USD ) Stock Price $1.24 Market Cap 1 $289,524,974 Net Working Capital 2 $21,969,989 Enterprise Value 3 $267,554,985 1 Based on Fully Diluted Shares of 233 . 5 m as of 7 / 31 / 2021 , using treasury method on in - the - money options and warrants . Convertible Debentures are treated as equity given in - the - money status . 2 As of 6/30/2021. 3 Deﬁned here as Market Cap minus net working capital. + 4 =

Cultivation at massive scale growing high quality ﬂower ● 225k sq ft greenhouse in operation ● In planning phase for additional greenhouse ● Further expansion plans in development Diversiﬁed manufacturing capabilities and infrastructure spanning across all product categories Lowell, a rich brand with unparalleled reach, awareness and accessibility, anchoring a portfolio of diversiﬁed products Distribution, a hub&spoke delivery infrastructure that services 85%+ of the dispensaries in the state 5

CULTIVATION PROCESSING & MANU F A CTURING DISTRIBUTION RETAIL Outdoor ~950 operators 16m sq. ft. canopy Greenhouse ~1200 operators 17m sq. ft. canopy Indoor ~500 operators 4m sq. ft. canopy 950 Licensed Operators: 214 Flower brands 145 Vape brands 142 Concentrate brands 39 Gummy brands 32 Beverage brands 30 Chocolate brands Sales, Distribution and Collection 5+ independent distributors (Lowell) Many brands doing self - distribution 661 Licensed retail dispensaries 301 Licensed non - storefront dispensaries 6

Watch Video: https://vimeo.com/568620561 ● In June of 2021, Lowell acquired a unique 10 acre newly - licensed processing facility in Salinas design - built for downstream processing in the cannabis sector ● Property will house our newest business unit: Lowell Farm Services 5

● LFS is a midstream processing service for local growers in the most fertile environment in America ● Facility is initially commissioned to process approximately 250,000 pounds of ﬁnished ﬂower annually from diverse growers in the fertile Salinas Valley and surrounding areas ● Processing is a massive pain - point in California cannabis with complicated building - codes and facility requirements that are expensive to accommodate and diﬃcult to staﬀ ● Centralized services allows large - scale automation to give growers the best results for their harvests ● LFS is a unique service without any peers in Northern California “We are commissioning LFS to answer a pressing need in the market for which we see no other solution in sight. We seek to service the massive and fast - growing cannabis cultivation industry in California, not to compete with it ” said Chairman George Allen, “large - scale processing and automation are the missing pieces that will make California cannabis dominant in this exciting new frontier of agriculture.” 10

● California: Grows an estimated 17 million pounds of cannabis annually, nearly 60% of total American supply ● Monterey County: With 4.1 million square feet, it is the third largest county in the state poised for explosive growth with recent expansion ordinances that are welcoming to large - scale cannabis ● Adjacent San Benito County: Previously closed to cannabis cultivation, opening with multiple operations pending approval ● Santa Cruz County: Dozens of outdoor operations and greenhouses Monterey is the third highest county in California for agricultural output and adjacent to the other four counties that make up the top - ﬁve 11

Operations Impact from Acquisition of LFS ● Compliments our cultivation with access to a massive and diverse raw material ﬂow at compelling cost levels without all the capex and commodity risk ● Investments in logistics and automation to drive aﬀordability... ● A brand that has selection of choice that no other brand can match ● Prepared for a nationwide marketplace with scale that can truly support a nationwide brand Cultivation 12 Processing CPG Brands Distribution The transaction allows us to use the diversity, skill and creativity of thousands of California growers to make Lowell more aﬀordable with a broader consumer assortment

America’s home of cannabis, perfect opportunity to build brand and loyalty Supply is very fragmented: average players are very small with much higher cost structures ○ Over 2,500 growers with average canopy of 19k sq. ft. ● The black market, while still a factor, is ineﬀective at competing for the Californian consumer ● Increasing regulatory burden is adding pressure to sub - scale operators ○ 85% of licensed canopy is provisional, at real risk with CEQA licensing requirements ○ METRC implementation adding burdens for smaller operators ● California: it’s the long - term home of cannabis cultivation in America, perhaps the world As legalization comes more into focus in the US, investors and consumers are increasingly expected to accept the pivotal role that California cultivation will play over the long - term 13

● But, the vast majority of these operators are sub - scale ● The top 10 operators only comprise ~7% of the market’s supply ● The “bottom - half” of the market’s supply is coming from 2,200 operators with less than 12k in canopy (1/20th that of Lowell Farms) There are >2,500 farms statewide growing cannabis 14

Sourcing via LFS and our own cultivation Strain diversiﬁcation and leadership Cost through economies of scale Quality leadership under a team of award - winning growers Develop portfolio of facilities that each have suﬃcient scale 15

225,000 sq. ft. retroﬁtted greenhouse in Monterey County, CA Facilities upgrades allow us to improve output Targeted levels of 10,000+ lbs of ﬂowers every quarter 16

We produce nearly all types of products with highly acclaimed: Jarred ﬂower Pre - rolls Edibles Vape products Concentrates 19

CLASSIC 3.5G PACK 20 3.5G JAR FLOWER 1G SMOKE

RECHARGEABLE VAPE 21 510 CART NEW INFUSED SMOKES LOWELL DART BUBBLE HASH FULL - MELT HASH AGE CURED ROSIN LIVE ROSIN

CHOCOL A TES BAKED GOODS GUMMIES MIN T S 22

Lowell is a premium California cannabis brand with extremely rare levels of reach and audience A reputation of authenticity and heritage that has become synonymous with quality and reﬁnement Lowell is best known for its distinctive pre - rolls and unique logo 24

● Partnership with Ascend Wellness (AWH) to launch Lowell Smokes in Massachusetts and Illinois ● Industry leading economics: 15% of wholesale royalty arrangement, demonstrates the power of the brand ● More states to come The walking billboard Coming to a store near you 25

● Over 1 million in weekly impressions across all social outlets ● 3 million impressions on YouTube ● Remains strong and relevant: 2020 and Q4 activity was extremely healthy and remains best - in - class among peers Total Audience: up 68% y/y Engagement: up 132% y/y Industry leading social media audience with 178k followers Social Audience 26

LOWELL DISTRIBUTION

Facility: 18,000 sq. ft. — all distribution-related inventory activity in the same building under one roof to include post-compliance labeling, retail flower packing, finished goods inventory, order pick/pack and delivery loading

Fleet: 22 delivery vans allowing for regular maintenance rotation and upkeep, in addition to flexibility on delivery routes, bulk deliveries, inventory pick-ups and transfers, etc.

Delivery Routes: 19 optimized delivery routes across California (10 in NorCal, 9 in SoCal) for maximum efficiency with 10 daily routes that are eligible for next day delivery — capacity for 152 B2B deliveries per day

KEY PERFORMANCE METRICS*	
Deliveries per day = 42 (largest single day = 86)	$ value per van per route = $12,700
Total stops per day = 50 (including collection-only stops)	Unique delivery locations last 90 days = 452 (average customer orders 2x per month)
Vans on the road per day = 10.5	
*all metrics are pre-acquisition of Lowell which occurred on 2/25/21	



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LOWELL DISTRIBUTION

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FROM GREENHOUSE (A) TO MANUFACTURING ONTO SHELVES 40 - 45k lbs Flower Annually 25 - 30k lbs Trim Annually Sellable Flower Preroll Flower Packaged Flower Individual & Packaged Prerolls Fresh Frozen Live Resin Vapes Live Resin Concentrates Dry Concentrate Distillate Vape Carts Concentrates Edibles T opicals $65M REVENUE OPPORTUNITY (B) 30 $40M REVENUE OPPORTUNITY (A) (A) Estimated annual production capacity upon completion of current expansion, estimated to occur in Q42021 (B) Represents a potential revenue ﬁgure based on current market prices and full realization of sale potential at these market prices. These estimates do not constitute ﬁnancial guidance.

Q3 Q4 Q1 Q2 Owned Products $11,910 $7,607 $9,667 $14,539 Agency Revs $1,733 $1,355 $1,230 $535 Distribution Revs $487 $190 $130 $83 Total Net Revs $14,131 $9,151 $11,026 $15,157 Gross Proﬁt $4,979 $218 ($1,477) $5,744 Gross Margin 35.2% 2.4% (13.4)% 37.9% Adj. EBITDA 1 $1,402 ($4,227) ($4,569) $740 1 Adjusted EBITDA deﬁned as earnings before interest, taxes, depreciation, amortization, and transaction and other special charges as described in our Form 10 - Q and 10 - K Summary Income Statement (USD in thousands) 6/30/2021 Cash $9,113 Current Assets $34,216 Current Liabilities $12,246 Net Working Cap $21,970 31

CAPITALIZATION TABLE 7/31/2021 BALANCE SHEET HIGHLIGHTS (e) 32